                                                                   Exhibit 10.12
                                                                 E X E C U T E D
                         Brier Oak Convalescent Lease






                                LEASE AGREEMENT


                                 by and among

                   BERNARD BUBMAN, ARNOLD & ELAINE FRIEDMAN
                              AS TRUSTEES FOR THE
         ARNOLD & ELAINE FRIEDMAN FAMILY TRUST OF SEPTEMBER 7TH, 1993,
               IRENE WEISS AND SUNSET MOTEL AND DEVELOPMENT CO.,

                            Collectively as Lessor

                                      and

                         BRIER OAK CONVALESCENT, INC.
                           a California Corporation

                                   as Lessee


                    Dated Effective as of February 1, 1995

                         Brier Oak Convalescent Lease


                               TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

1.    Description of the Premises..........................................   1

2.    Term.................................................................   1
      2.1  Term............................................................   1

3.    Consideration for Execution of Lease.................................   1

4.    Rent.................................................................   2
      4.1  Initial Rent....................................................   2
      4.2  Cost of Living Adjustments......................................   2
      4.3  Payment of Monthly Rent.........................................   2

5.    Additional Rent......................................................   3

6.    Security Deposit.....................................................   3

7.    Insurance............................................................   3
      7.1  Property Insurance..............................................   3
      7.2  Liability and Malpractice Insurance.............................   4
      7.3  Business Interruption and Worker's Compensation Insurance.......   4
      7.4  Insurance Policies..............................................   4
      7.5  Waiver of Subrogation...........................................   5
      7.6  Indemnity.......................................................   5
      7.7  Warranties; Exemption of Lessor from Liability..................   5

8.    Use of Premises......................................................   6
      8.1  Use; Change In Beds.............................................   6
      8.2  Conditions on Use...............................................   7

9.    Alterations..........................................................   9

10.   Abandonment of Premises..............................................   9

11.   Repairs..............................................................   9

12.   Acceptance of Premises; Surrender....................................  10

13.   Compliance with Law..................................................  10

14.   Assignment, Subletting, Prior Consent................................  10
      14.1  Lessor's Consent Required......................................  10

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                          Brier Oak Convalescent Lease

      14.2  Sublease or Assignment by Consent..............................   11
      14.3  Expiration of Lessor's Consent.................................   12
      14.4  Assignment and Sublease Limitations and Conditions.............   12
      14.5  Security Deposit on Assignment or Sublease.....................   13
      14.6  Assignment of Partnership's Interests, Corporate Stock, etc....   13
      14.7  Lessor's Rights Prevail and Reserved...........................   14
      14.8  Assumption by Assignee, Lessee's Continued Responsibility......   14
      14.9  No Waiver......................................................   14
      14.10 Attorney's Fees................................................   14
      14.11 Intercorporate Transfers.......................................   14
      14.12 Insolvency.....................................................   15

15.   Transfer by Lessor...................................................   16

16.   Damage or Destruction; Obligation to Rebuild.........................   16

17.   Real Property Taxes..................................................   20
      17.1  Payment of Taxes...............................................   20
      17.2  Definition of "Real Property" Tax..............................   20
      17.3  Joint Assessment...............................................   20
      17.4  Personal Property Taxes........................................   20

18.   Utilities............................................................   21

19.   Defaults; Remedies...................................................   21
      19.1 Defaults........................................................   21
      19.2 Lessor's Remedies...............................................   21
      19.3 Default by Lessor...............................................   24
      19.4 Late Charges....................................................   24

20.   Surrender of Lease...................................................   24

21.   Attorney's Fees......................................................   25

22.   Notices..............................................................   25

23.   Waiver...............................................................   25

24.   Condemnation.........................................................   26

25.   Holding Over.........................................................   26

26.   Successors...........................................................   26

27.   Inventory............................................................   26

28.   Lessor's Access......................................................   27


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                          Brier Oak Convalescent Lease

29.   Certification........................................................   27

30.   Subordination........................................................   27

31.   Guaranty.............................................................   28

32.   Time.................................................................   28

33.   Captions.............................................................   28

34.   Use of Tradename and License.........................................   28

35.   Authority of Lessee's Signatories....................................   29

36.   Severability.........................................................   30

                          Brier Oak Convalescent Lease


                                 LEASE AGREEMENT


      THIS LEASE AGREEMENT ("Lease") is made and entered into effective as of the first (1st) day of February, 1995, by and between BERNARD BUBMAN ("Bubman"), ARNOLD & ELAINE FRIEDMAN AS TRUSTEES FOR THE ARNOLD & ELAINE FRIEDMAN FAMILY TRUST OF SEPTEMBER 7TH, 1993 ("Friedman"), IRENE WEISS ("Weiss") (hereinafter Bubman, Friedman and Weiss are collectively referred to as "BFW") and SUNSET MOTEL AND DEVELOPMENT CO., a General Partnership ("Sunset"; hereinafter, BFW and Sunset are collectively referred to as "Lessor"), and BRIER OAK CONVALESCENT, INC. a California corporation (hereinafter referred to as "Lessee").

      IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.    Description of the Premises.
      ---------------------------

      The Lessor leases to the Lessee, and the Lessee hires from the Lessor, on the terms and conditions hereinafter set forth, those certain improved, furnished and equipped premises situated in the County of Los Angeles, State of California, located at 5154 Sunset Boulevard (hereinafter referred to as the "Premises"). The Premises include the above-described real property and improvements therein consisting of a one hundred fifty-nine (159) bed skilled nursing facility (the "Licensed Facility") and furnishings, fixtures and equipment constituting part of the Premises as per inventory attached hereto as Exhibit "A" (or replacements thereof) and by this reference made a part hereof (collectively, "FF&E").

2.    Term.
      ----

      2.1 Term. The term of this Lease shall be for ten (10) years, commencing
          ----
effective as of February 1,1995 (the "Commencement Date" hereinafter) and terminating on January 31, 2005, unless earlier terminated as provided herein (the "Term").

3.    Consideration for Execution of Lease.
      ------------------------------------

      For and in consideration of the granting of this Lease by Lessor to Lessee, Lessee unconditionally agrees to pay to Lessor, a non-refundable lease execution fee of Three Hundred Eighteen Thousand Dollars ($318,000) (i.e., $2,000 per bed) ("Lease Execution Fee"), payable in three installments ("Installments") as follows: (i) a first payment of One Hundred Fifty-Nine Thousand Dollars ($159,000) due and payable immediately upon execution of this Lease; (ii) a second payment of Seventy-Nine Thousand Five Hundred Dollars ($79,500) due and payable on April 1,1996; and (iii) a final payment of Seventy Nine Thousand Five Hundred Dollars ($79,500) due and payable on April 1,1997. Such payments shall accrue interest, at the then maximum rate of interest permitted by law, only if Lessee fails to pay any of such Installments by the applicable due date. Lessee agrees to execute a promissory note reflecting the

                                                                          Page 1
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                          Brier Oak Convalescent Lease



payment obligation and terms set forth in this Paragraph 3 in substantially the form attached hereto as Exhibit "B" and acknowledges and agrees that any breach of the terms of this Paragraph 3 or the Note shall be a material default of the Lessee's obligations hereunder.

      In no event shall any part of said Lease Execution Fee be returned to Lessee and shall be considered fully earned by Lessor upon execution of this Lease by Lessee and Lessor. The Lease Execution Fee is not intended to be and is not provided or accepted as liquidated damages or as security for the performance of this Lease, but as payment and consideration for the execution of this Lease by Lessor.

4.    Rent.
      ----

      4.1 Initial Rent. Lessee shall pay rent to Lessor on the first day of each
          ------------
month during the Term in equal monthly payments of initial base rent of Forty-Two Thousand One Hundred Thirty-Five Dollars ($42,135) ("Base Rent").

      4.2 Cost of Living Adjustments. Beginning on the first day of the second
          --------------------------
Lease year (i.e. February 1, 1996) and the corresponding date of every Lease year thereafter during the Term (each such date referred to hereinafter as an "Adjustment Date"), the Base Rent due hereunder shall be increased to reflect increases in the cost of living as reflected by changes in the Consumer Price Index ("CPI") for all urban consumers for Los Angeles-Anaheim-Riverside (base year 1982-84), published by the United States Department of Labor, Bureau of Labor Statistics (the "Index"). On each Adjustment Date the Base Rent for the new Lease year shall be computed by multiplying the initial monthly Base Rent (i.e. $42,135) by a fraction, the numerator of which is the Index figure published for the most nearly prior ending December to the respective Adjustment Date (the "Extension Index") and the denominator of which is the lndex figure published for December 1994 (153.4) (the "Beginning Index"). In no event shall the Base Rent on any Adjustment Date be less than the Base Rent in effect for the preceding Lease year. If the Index is changed so that the base year differs from that in effect as of the Lease Commencement Date of this Lease, the Index shall be converted in accordance with conversion factors published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised. ln the absence of any replacement index, the parties shall agree upon another source of information to determine changes in the purchasing power of United States currency in the city in which the Premises are located, and if they are unable to agree, such issue shall be submitted to binding arbitration by and pursuant to the rules of the American Arbitration Association.

      4.3 Payment of Monthly Rent. The monthly rent payable to Lessor under
          -----------------------
Paragraph 4.1 shall be paid to Bubman, Friedman, Weiss and Sunset c/o East West Bank, at 2496 Glendale Blvd., Los Angeles, California 90039-3240, Account Number 60003303799, or as directed in writing by Lessor, which payment instructions Lessor expects to modify after the Commencement Date.

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                          Brier Oak Convalescent Lease



5.    Additional Rent.
      ---------------

      This Lease is what is commonly called a "Net, Net, Net Lease," it being understood that Lessor shall receive the rent set forth in Paragraph 4 free and clear of any and all other impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the Premises. In addition to the rent reserved by Paragraph 4, Lessee shall pay to the parties respectively entitled thereto all impositions, insurance premiums, operating charges, maintenance charges, construction costs, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the Term hereof. All of such charges, costs and expenses shall constitute additional rent hereunder, and upon the failure of Lessee to pay any of such costs, charges or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Lessee, and that Lessee shall in no event be entitled to any abatement of or reduction in rent payable hereunder, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

6.    Security Deposit.
      ----------------

      No security deposit shall be required hereunder except in the case of a sublease or assignment by Lessee, in accordance with Paragraph 14.5 of this Agreement.

7.    Insurance.
      ---------

      7.1 Property Insurance. Lessee shall, at its own cost and expense, procure
          ------------------
a policy of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage, and special extended perils (all risk), insurance on the Premises and all buildings, other improvements and all personal property now or hereafter located or erected thereon with Lessor as beneficiary, in an amount of the full replacement cost thereof. Said insurance shall provide for payment for loss thereunder to Lessor, and to the holder of the first mortgage or deed of trust on the Premises, as their interests may appear. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. Lessee shall immediately reimburse Lessor for any such premiums paid by Lessor, together with interest thereon at the then maximum rate of interest permitted by law per annum from the date said premiums are paid by Lessor. No use shall be made or permitted to be made of the Premises, nor acts done, which will increase the rate of insurance upon the Premises, or any part hereof, nor shall Lessee keep, or permit to be kept, or used in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall at its sole cost and expense, comply with any and all requirements pertaining to the Premises of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises.

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                          Brier Oak Convalescent Lease



      7.2 Liability and Malpractice Insurance. The Lessee shall obtain and keep
          -----------------------------------
in force during the Term of this Lease policies of comprehensive public liability insurance, with contractual liability endorsement insuring the indemnity set forth in Paragraph 7.5, insuring Lessor and Lessee against liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $2,000,000 (or such greater amount as may hereafter prevail in the industry from time to time) for injury to or death of one person in any one accident or occurrence and in an amount of not less than $2,000,000 (or such greater amount as may hereafter prevail in the industry from time to time) for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Lessor and Lessee against liability for property damage of at least $150,000 (or such greater amount as may hereafter prevail in the industry from time to time). The limits of said insurance shall not, however, limit the liability of Lessee hereunder. The limits of such policy shall be increased from time to time to the limits of the standard public liability policy being used in the health care industry, but in no event shall be reduced below the limits set forth above in this Paragraph 7.2. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. Lessee shall immediately reimburse Lessor for any such premiums paid by Lessor, together with interest thereon at the then maximum rate of interest permitted by law per annum from the date said premiums are paid by Lessor.

      Lessee shall also obtain and keep in force during the Term of this Lease adequate malpractice insurance covering the acts and operations of the Lessee and its agents, servants, representatives and employees on the Premises with coverage and deductible amounts as are hereafter prevailing or customary in the industry from time to time.

      7.3 Business Interruption and Worker's Compensation Insurance. Lessee
          ---------------------------------------------------------
shall, at its sole expense, maintain in force during the Term business interruption insurance covering "loss of rents" hereunder, in an amount equal to at least six (6) months advance rent owing from time to time under this Lease, covering Lessee's operation of its business at the Premises. Lessee shall assign the proceeds of such business interruption insurance to Lessor. Lessee shall also, at its sole expense, maintain during the Term adequate worker's compensation insurance covering all workmen, employees and others engaged in or upon the Premises, in such amounts and pursuant to such policies as required by applicable legal requirements existing from time to time under applicable state and federal law.

      7.4 Insurance Policies. Insurance required hereunder shall be issued by
          ------------------
companies authorized to do business in California with a financial rating of B+ or better in the most recent edition of "Best's Insurance Guide." The Lessee shall deliver to the Lessor copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable/co-insured clauses satisfactory to Lessor on or before the Commencement Date, and shall throughout the Term deliver to Lessor, no later than twenty (20) business days prior to the expiration of each policy's coverage period, copies of written confirmation from the applicable insurance carrier

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                          Brier Oak Convalescent Lease



confirming renewal of all such policies; provided, however, that Lessor shall have the right to review the actual renewed policies from time to time upon five
(5) days' advance written request of Lessee. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) working days prior written notice to Lessor. All public liability insurance, and the property damage insurance, required hereunder shall include insurance of performance by Lessee of the indemnity provisions of Paragraph 7.6 of this Lease.

      7.5 Waiver of Subrogation. Lessee and Lessor each hereby waive any and all
          ---------------------
rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The Lessee shall, upon obtaining the policies of insurance required hereunder, give written notice to the insurance carrier or carriers with a copy to Lessor that the foregoing mutual waiver of subrogation is contained in this Lease. Lessee shall cause such insurance policies obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy.

      7.6 Indemnity. Lessee shall indemnify and hold harmless Lessor from and
          ---------
against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere, and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligent or willful acts of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim; Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

      7.7 Warranties: Exemption of Lessor from Liability. Lessor does not make,
          ----------------------------------------------
and has not made, representations or warranties, express or implied, nor does Lessor make any representation or warranty herein regarding the condition of the Premises or any part thereof. Lessee, not Lessor, shall be fully responsible for the costs of and for effectuating any and all alterations, repairs and replacements required to be made by all governmental authorities having jurisdiction for the continued licensing and certification of the Licensed Facility, as well as all alterations and replacements required to maintain and preserve the Premises in the condition called for herein throughout the Term.


          Initials of Lessee
                             ----------

                          Brier Oak Convalescent Lease


      Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's patients, employees, agents, contractors or subcontractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, the furniture and equipment or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee.

8.    Use of Premises.
      ---------------

      8.1 Use: Change In Beds. Lessee shall use the Premises only for the
          -------------------
purposes of conducting thereon the operation of a licensed 159 bed convalescent hospital, skilled nursing facility. Lessee shall obtain and maintain at its expense all licenses and permits required by law to operate such Licensed Facility. Lessee shall not decrease or increase the number of beds, except as otherwise permitted herein. Lessee may increase the number of beds up to but not to exceed ten (10) additional beds within the building which now contains the 159 bed facility, provided that all of the following conditions are satisfied:

           (a) Lessee shall submit to Lessor, two (2) sets of the final plans and specifications for all additional improvements and alterations to be made to the facility in order to add the additional beds. One set of the final plans and specifications shall be sent to each of the parties designated in Paragraph 23 of this Lease for receiving notices on behalf of Lessor.

           (b) Said plans and specifications shall be subject to the approval of Lessor, which approval shall not be unreasonably withheld. Lessor shall have a period of sixty (60) days from receipt of said plans and specifications to approve or disapprove such plans and specifications. If either Lessor (i.e. BFW or Sunset) fails to notify Lessee of such approval or disapproval within said sixty (60) day period, it shall be deemed that Lessor has disapproved said plans and specifications.

            (c) If Lessor approves such plans and specific additional improvements and alterations pursuant to the provisions of Subparagraph 8.1(b) above, then Lessee, at its sole expense, shall construct such additional improvements and alterations in accordance with the plans and specifications approved by Lessor. Lessee shall keep the Premises, including, but not limited to the FF&E therein and the property in which the Premises are situated, free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessee shall commence construction of such additional improvements and alterations within ninety (90) days after Lessor shall have approved such plans and specifications and shall diligently prosecute same to completion.

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                          Brier Oak Convalescent Lease



           (d) If Lessee increases the number of beds at the Premises in accordance with this Paragraph 8.1, then upon completion of such additional improvements and alterations, the monthly rent payable under Paragraph 4 of this Lease shall be increased by an amount equal to Two Hundred Sixty-Five Dollars ($265) multiplied by the number of beds to be added. Such additional rent shall commence immediately upon the completion of such additional improvements and alterations, and if that completion occurs on a day other than the first day of any month, the additional rent for that month shall be prorated on a per diem basis for the balance of the month, but shall be due and payable, in accordance with Paragraph 4.3 of this Lease, not later than the first day of the following month.

           (e) Any and all additions, improvements and alterations made by Lessee or Lessor under the foregoing provisions shall become part of the realty and belong to Lessor.

           (f) No construction of such additional improvements and alterations shall endanger the existing Licensed Facility or the licenses or certifications to operate same and no such construction shall take place without the consent, approval and permission of all governmental authorities having jurisdiction.

      8.2  Conditions on Use. Lessee's use of the Premises shall be in
           -----------------
accordance with the following requirements:

           (a) Lessee shall not commit, or suffer to be committed, any waste upon the said Premises or any part thereof, or any nuisance.

           (b) Lessee shall maintain at all times during the Term, including any extension of holdover periods, all governmental licenses, permits and authorizations necessary for the establishment and operation of the Premises as the Licensed Facility in the city of Los Angeles, County of Los Angeles, State of California and participation as a provider under Medicare, Medi-Cal, or other such legislation and regulations (collectively, "Required Licenses"). Lessee shall not, without the prior written consent of Lessor, effect any change in the license category or status of the Premises or any part thereof or in the number of licensed beds thereat (except in accordance with Paragraph 8.1 of this Lease). Lessee agrees that if it is notified, or otherwise learns or believes, that the Department of Health Services ("DHS") or other governmental authorities (collectively, "Agencies"; singularly, an "Agency") intends to close the Licensed Facility, require transfer of patients of the Licensed Facility or suspend, revoke or terminate any Required Licenses, Lessee will fully cooperate with Lessor, DHS and any other applicable Agencies to take any and all actions necessary to preempt and avoid such closure, transfer or loss of Required Licensure. If such closure, transfer or loss of Required Licensure is imminent, Lessee shall permit Lessor or other party acceptable to Lessor and the applicable Agencies to immediately assume management of the Licensed Facility under a management arrangement with Lessee.

           (c) Lessee shall furnish to Lessor promptly upon receipt by Lessee, copies of all correspondence, surveys, etc. received by Lessee from, and/or sent by Lessee to,

                          Brier Oak Convalescent Lease


any and all Agencies, including but not limited to DHS and the agencies regulating Medicare and Medi-Cal certification of the Premises, reimbursement and/or provider agreements relating to any and all Class A or Class AA citations or any threat or implementation of revocation, suspension or reduction of the Facility's license or decertification of the Facility under Medicare or Medi-Cal. Lessee shall also furnish to Lessor copies of all plans of correction and all correspondence related thereto submitted to any such Agencies concurrently with such submission related to any such events requiring notice hereunder. All notices required pursuant to this Subparagraph 8(c) shall be provided as soon as reasonably possible, not later then 5 days following each such action or event for which notice is required.

           (d) Lessee shall not use, generate, manufacture, disturb, store or dispose of on, under or about the Premises or transfer to or from the Premises any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials (collectively "Hazardous Substances") except that Lessee may store, use and dispose of such substances that are customarily used in skilled nursing facilitates in California provided they are stored, used and disposed of in full compliance with all applicable laws, rules and regulations. As used in this Lease, Hazardous Substances shall include, but not be limited to, substances defined as "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Clean Water Act, 33 U.S.C. Section 466 et seq.; the Superfund Amendment and Reauthorization Act of 1986, Public Law 99-499, 100 Stat. 1613; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as amended; and those materials and substances of a similar nature regulated or restricted under any laws of the United States or State of California and in regulations adopted and publications promulgated pursuant to said laws.

           (e) During the Term of this Lease, Lessor shall have the right to receive any operating and financial statements otherwise prepared by Lessee throughout the Term, if required by any third party ("Requested Statements") as a condition to such third party agreeing to lend funds to Lessor or to purchase all or part of Lessor's interests in the Premises. Upon Lessor's receipt of a request from such third party lender or purchaser for such Requested Statements, Lessor shall tender a written request to Lessee for such Requested Statements and Lessee, upon receipt of such request, shall deliver such Requested Statements to Lessor as soon thereafter as reasonably possible but in any case within fifteen (15) working days after receipt of such request. Such third party requiring the Requested Statements shall execute a reasonable confidentiality agreement with Lessee pursuant to which it shall agree not to disclose the Requested Statements or information therein.

           (f) Lessee shall take all steps appropriate to promote and maintain a high level of patient census at the Premises consistent with law and ethical standards governing the operation of skilled nursing facilities. Lessee shall not transfer patients from the Licensed Facility, except for reasons of health, family request and/or

                         Brier Oak Convalescent Lease



convenience of or at the request of the patient. Without limiting the foregoing, Lessee also agrees not to solicit or encourage patients of the Licensed Facility or their families to undertake a transfer of any such patients to any other facilities during the last year of the Term.

9.    Alterations.
      -----------

      Lessee shall not make, or suffer to be made, any alterations that will jeopardize or affect the license or certification of said Premises, or any part thereof. Also, Lessee shall not make, or suffer to be made, any major alterations to the physical structure of the Premises, or any part thereof, without the written consent of the Lessor first had and obtained, and any additions to, or alterations of the Premises, shall become at once a part of the realty and belong to Lessor. If Lessee makes any major alterations or repairs to the Premises as permitted under this Lease, the alterations or repairs shall not be commenced until two (2) days after Lessor has received notice from Lessee stating the date the installation of the alterations or repairs is to commence so that Lessor can post and record an appropriate notice of non-responsibility. Lessee shall keep the Premises, including, but not limited to the FF&E therein and the property in which the Premises are situated, free from any liens arising out of any work performed, material furnished, or obligations incurred by the Lessee. Lessee shall have the right to contest the correctness or validity of any such lien if Lessee provides reasonable security therefor as may be required by Lessor or Lessor's lender. Nothing contained herein shall imply or constitute any consent or agreement by Lessor to any alterations, construction or improvements of the Premises or to subject the Premises to any liability under any mechanic's or other lien law.

10.   Abandonment of Premises.
      -----------------------

      Lessee shall not vacate or abandon the Premises at any time during the Term, and if Lessee shall abandon, vacate, or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

11.   Repairs.
      -------

      Lessee shall, at its sole cost, keep, replace and maintain the Premises, personal property and appurtenances and every part thereof, including, without limitation, exterior walls, roof and plumbing, heating, air conditioning, ventilating, electrical, lighting facilities and FF&E within the Premises, windows and skylights, sidewalks adjacent to said Premises, the interior of the Premises, any parking lots and yard, and every other portion of the Premises, in good and sanitary order, condition and repair. If from time to time during the Term any item or items of FF&E cannot be effectively repaired or are determined by Lessee as not worth repairing, Lessee shall at its sole cost replace such items of FF&E with substitutes of a quality equivalent to the quality of such replaced items as of the Commencement Date. The replaced FF&E may be removed by Lessee without Lessor's prior consent and shall, upon removal and replacement, become the

                         Brier Oak Convalescent Lease


property of Lessee. Lessor shall have no duty, obligation, or liability, whatsoever to care for or maintain the Premises, or any part thereof, as stated in this Paragraph and Lessee waives the provisions of Civil Code (S)(S) 1941 and 1942 with respect to Lessor's obligations for tenantability of the Premises, and Lessee's right to make repairs and deduct the expenses of such repairs from rent. Lessee agrees to assign to Lessor all warranties, express and implied, running in its favor from any contractor, subcontractors, and suppliers who performs any work on the Premises, provided that Lessee shall be able to enforce such warranties while this Lease is in effect, and Lessee is not in default hereunder, but if Lessee shall fail to enforce such warranties, upon demand of Lessor, Lessor may enforce such warranties.

12.   Acceptance of Premises; Surrender.
      ---------------------------------

      By entry hereunder, the Lessee will have accepted the Premises, including but not limited to the FF&E therein, as being in good and sanitary order, condition and repair and agrees on the last day of the Term, or sooner termination of this Lease, to surrender to Lessor the Premises including any remaining or replacement FF&E, with all appurtenances thereto, in the same condition as when received at the Commencement Date referred to in Paragraph 2 hereof, reasonable use and wear thereof and damage by fire, act of God or by the elements excepted, and to return to Lessor all then existing patient contracts (and all rights thereunder to continue caring for such patients), patient records and any other documents of every kind whatsoever necessary to enable Lessor or a new lessee to continue operation of the Licensed Facility and to remove all of Lessee's signs from the Premises.

13.   Compliance with Law.
      -------------------

      Lessee shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all municipal ordinances and state and federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinances or statute in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee.

14.   Assignment, Subletting, Prior Consent.
      -------------------------------------

      14.1 Lessor's Consent Required. Lessee, for itself, its heirs,
           -------------------------
distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that, except as permitted by this Paragraph 14, Lessee shall not assign, mortgage or encumber this Lease, nor sublet, nor suffer, nor permit the Premises or any part thereof to be used or occupied by others (except patients of the Licensed Facility), without the prior written consent of Lessor in each instance. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Lessee and its patients, Lessor may, after default by Lessee, collect rent from the assignee, subtenant or occupant, and apply the amount collected, less costs of

                          Brier Oak Convalescent Lease


collection, including attorney's fees, to the rent herein reserved, but no assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, subtenant or occupant as tenant, or a release of Lessee from the further performance by Lessee of covenants on the part of Lessee herein contained. The consent by Lessor to an assignment or subletting shall not in any way be construed to relieve Lessee or any subtenant or assignee thereof from having to obtain the express consent in writing of Lessor to any further assignment or subletting. In no event shall any subtenant or assignee of Lessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Lessor's prior written consent in each instance as addressed below.

      14.2 Sublease or Assignment by Consent. If Lessee shall at any time or
           ---------------------------------
times during the Term desire to assign all or any portion of its rights, and responsibilities under this Lease or sublet all or part of the Premises, Lessee shall give notice ("Transfer Notice") thereof to Lessor, which notice shall be accompanied by (i) a conformed or photostatic copy of the proposed assignment or sublease, (ii) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, and (iii) current financial and credit information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial statements. Lessor may from time to time designate, by written notice to Lessee, one or more parties to whom any such Transfer Notice is to be delivered, and upon any such designation such Transfer Notice shall be delivered to Lessor care of such designated party or parties. Providing that this Lease is in full force and effect, Lessor's consent (which must be in writing and in form reasonably satisfactory to Lessee and Lessor) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided that in Lessor's reasonable judgment:

           (a) the proposed assignee or subtenant is engaged in a business related to, and the Premises or the relevant part thereof will be used in a manner which is limited to, the use expressly permitted under this Lease; and

           (b) the proposed assignee or subtenant has the financial and business experience to lawfully operate the Licensed Facility on the Premises and adhere to the terms of the assignment or sublease and the terms of this Lease which are made applicable to the assignment or sublease.

           Lessor shall provide Lessee with written notice of its decision concerning the proposed assignment or sublease within ten (10) working days of its receipt of the Transfer Notice; provided, however, that if Lessor is unable to obtain decisions concerning the proposed assignment or sublease from all required Lessor parties within such ten (10) working day period, despite reasonable efforts to do so, Lessor may upon written notice to Lessee extend the required period for providing such decision for an additional five (5) working days. If Lessor does not respond to Lessee's request for such consent within such ten (10) or fifteen (15) working day period, as applicable, Lessor shall be deemed to have consented to the proposed assignment or subletting.

                          Brier Oak Convalescent Lease


         Each subletting and assignment pursuant to this Paragraph 14 shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. The provisions of any such sublease or assignment may not be modified or terminated (except in accordance with its terms as approved by Lessor) without Lessor's consent. Notwithstanding any such subletting or assignment and/or acceptance of rent or additional rent by Lessor from any subtenant, or assignee, Lessee shall, and will remain fully liable for the payment of the fixed rent and additional rent due to and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Lessee to be performed and all acts and omissions of any licensee or subtenant or assignee or anyone claiming under or through any subtenant or assignee which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed a violation by Lessee. Lessee further agrees that notwithstanding any such subletting or assignment, no other and further subletting of the Premises or assignment of the Lease by Lessee or any person claiming through or under Lessee shall or will be made except upon compliance with and subject to the provisions of this Paragraph 14.

      14.3 Expiration of Lessor's Consent. In the event that Lessor consents or
           ------------------------------
is deemed to have consented to a proposed assignment or sublease, but Lessee fails to execute and deliver the assignment or sublease to which Lessor consented within 90 days after Lessor's giving of such consent, then Lessee must again comply with all of the provisions and conditions of this Paragraph 14 before assigning this Lease or subletting all or part of the Premises.

      14.4 Assignment and Sublease Limitations and Conditions. With respect to
           --------------------------------------------------
each and every assignment or sublease authorized by Lessor under the provisions of this Lease, it is further agreed:

         (a) No subletting shall be for a term ending later than one day prior to the expiration date of this Lease.

         (b) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Lessor.

         (c) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate. In the event of termination, reentry or dispossession of Lessee by Lessor under this Lease Lessor may, at its option, take over all of the right, title and interest of Lessee, as sublessor, under such sublease, and such subtenant shall, at Lessor's option, attorn to Lessor pursuant to the then executory provisions of such sublease, except that Lessor shall not (i) be liable for any previous act or omission of Lessee under such sublease, (ii) be subject to any offset, not expressly provided in such sublease, which theretofore accrued to such subtenant against Lessee, (iii) be bound by any previous modification of such sublease not previously accepted by Lessor in writing after submission of such proposed modification in writing to Lessor, or by any prepayment of more than one

                          Brier Oak Convalescent Lease


month's rent, or (iv) be liable for the return of any security deposit not actually held by Lessor.

      14.5 Security Deposit on Assignment or Sublease. If the Lessor shall give
           ------------------------------------------
its consent to any assignment of this Lease, or to any sublease, Lessee shall in consideration therefor deposit or cause to be deposited with Lessor a sum equal to four (4) times the then current monthly rent owing hereunder ("Assignment/Sublease Deposit") to be held as a security deposit hereunder. If Lessee, or a subtenant or assignee thereof, fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of the Assignment/Sublease Deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's, or the assignee's or subtenant's, default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of the Assignment/Sublease Deposit, Lessee shall within ten (10) days after written demand therefor deposit or cause to be deposited cash with Lessor in an amount sufficient to restore the Assignment/Sublease Deposit to the full amount hereinabove stated. Lessor shall not be required to keep the Assignment/Sublease Deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, the Assignment/Sublease Deposit, or so much thereof as has not theretofore been applied by Lessor hereunder, shall be returned, without payment of interest or other amount for its use by Lessor, to Lessee or its designee forthwith after the expiration of the Term and Lessee and any assignee or subtenant has vacated the Premises.

      14.6 Assignment of Partnership's Interests, Corporate Stock, etc. If any
           -----------------------------------------------------------
of the following shall occur it shall be deemed a voluntary assignment of this Lease and the provisions of this Paragraph 14 shall apply to such voluntary assignment:

           (a) if Lessee is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law, of an aggregate of (in one or more transfers) fifty-one percent (51%) or more of the partnership, or the dissolution of the partnership;

           (b) if Lessee consists of more than one person, a purported assignment, voluntary, involuntary or by operation of law, from one person to another;

           (c) if Lessee is a corporation, any dissolution, merger, consolidation or other reorganization of Lessee (provided that the result is a change in the controlling percentage ownership of Lessee), or the sale or other transfer of a controlling percentage of the capital stock of Lessee, or the sale of an aggregate of (in one or more transfers) at least 51% of the value of the assets of Lessee, or the sale of an aggregate of (in one or more transfers) at least 51% of the value of the assets of Lessee, shall be deemed a voluntary assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing an aggregate of (in one or more transfers) at least 51% of the total combined voting power of all classes of Lessee's capital stock issued, outstanding, and entitled to vote for the election of directors.

                          Brier Oak Convalescent Lease


      This paragraph shall not apply to corporations the stock of which is traded on an exchange or over the counter.

      14.7 Lessor's Rights Prevail and Reserved. The Lessor's rights as set
           ------------------------------------
forth in this Paragraph 14 shall prevail over any inconsistent language in any sublease or assignment to which Lessor has consented hereunder. Lessor reserves all of its rights hereunder from the grant of the Leasehold estate to Lessee hereunder.

      14.8 Assumption by Assignee, Lessee's Continued Responsibility. Any
           ---------------------------------------------------------
assignment or transfer, whether made with or without Lessor's consent pursuant to this Paragraph 14, shall be made only if, and shall not be effective until the assignee shall execute, acknowledge and deliver to Lessor an agreement whereby the assignee shall assume the obligations of this Lease on the part of Lessee to be performed or observed and whereby the assignee shall agree that the provisions of this Paragraph 14 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Lessee covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions. of this Lease, and notwithstanding the acceptance of fixed rent and/or additional rent by Lessor from an assignee, transferee or any other party, the original named Lessee shall remain fully liable for the payment of the fixed rent and additional rent and for the other obligations of this Lease on the part of Lessee to be performed or observed.

      14.9 No Waiver. The joint and several liability of Lessee and any
           ---------
immediate or remote successor in interest of Lessee and the due performance of the obligations of this Lease on Lessee's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Lessor modifying any of the obligations of this Lease (provided such modifications do not adversely affect the rights and obligations of Lessee or extend the duration of its obligations), or by any waiver or failure of Lessor to enforce any of the obligations of this Lease. The failure of a permitted subtenant or assignee (other than Lessor or a subtenant or assignee of Lessor) to pay the rent or perform its obligations shall not affect Lessee's obligations under this Lease for which Lessee will remain liable under this Lease after such sublease or assignment.

      14.10 Attorney's Fees. If Lessee requests Lessor to consent to a proposed
            ---------------
assignment or subletting or other transaction subject to the provisions of Paragraph 14.1, Lessee shall pay to Lessor, whether or not consent is ultimately given, Lessor's reasonable attorney's fees, not to exceed $1,000, incurred in connection with review of each such request; provided, however, that the foregoing cap on Lessor's attorney's fees subject to reimbursement hereunder shall not apply to any legal services required in connection with reviewing, negotiating or developing any documentation that may be required or requested by or on behalf of the proposed assignee or sublessee, including without limitation any lessee or assignee developed or requested consents, estoppel certificates, non-disturbance agreements or memorandum of sublessee or assignment.

      14.11 Intercorporate Transfers. Notwithstanding the foregoing provisions
            ------------------------
of this Paragraph 14, the original Lessee hereunder, Brier Oak Convalescent, Inc., may,

                          Brier Oak Convalescent Lease


without the consent of Lessor, assign this Lease or sublet the Premises to any corporation controlling, controlled by or under common control with Brier Oak Convalescent, Inc. provided that Brier Oak Convalescent, Inc. shall remain liable for the performance of Lessee's obligations hereunder and that the assignee or sublessee confirms in writing to Lessor that it has assumed and will be liable for the performance of such obligations.

      14.12 Insolvency.
            ----------

           (a) Either (i) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (ii) a general assignment by Lessee for the benefit of creditors, or (iii) any action taken or suffered by or against Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee.

           (b) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property to Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code.

           (c) If this Lease is proposed to be assigned pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Lessee, the notice of such proposed assignment setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and
(iii) the adequate assurance to be provided Lessor to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in Section 365(f)(b)(2) of the Bankruptcy Code, shall be given to Lessor by the assignee no later than twenty (20) days after receipt by Lessee, but in any event not later than ten (10) days prior to the date that Lessee shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Lessor shall thereupon have the prior right and option, to be exercised by notice to Lessee given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

           (d) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Lessor an instrument confirming such assumption.

           (e) Lessee irrevocably: (i) assigns to Lessor, effective immediately upon any default by Lessee of any of the terms of this Lease without further act or deed, as security for Lessee's obligations under this Lease, all rent, fees and other receivables

                          Brier Oak Convalescent Lease


after such damage or destruction after best efforts of Lessee to obtain same and through no fault of Lessee, and the cost to repair the damage or destruction exceeds $275,000, Lessee shall have the option for thirty (30) days, commencing on the expiration of such ninety (90) day period, of canceling this Lease subject to Lessor's right to avoid cancellation as set forth below in this Paragraph. Lessee shall exercise such option by sixty (60) days' advance written notice to Lessor within said thirty (30) day period ("Insurance Cancellation Notice"). Should Lessor elect not to avoid cancellation, as set forth in Paragraph 16(b)(iii) below, Lessor shall return to Lessee any Assignment/Sublease Deposit held by Lessor in accordance with Paragraph 14.5 of this Lease and Lessee shall assign to Lessor any and all of its rights to the proceeds under any and all applicable insurance policies.

           (iii) Notwithstanding the foregoing, Lessor shall have the right to elect, by written notice to Lessee within thirty (30) days following its receipt of the Insurance Cancellation Notice, to advance to Lessee those proceeds that should have been paid to Lessee pursuant to the insurance policy covering the Covered Damages ("Advanced Proceeds") with respect to that portion of the Covered Damages which exceeds $275,000.00, and upon such election by Lessor and payment to Lessee of the Advanced Proceeds within sixty (60) days after Lessor's receipt of the Insurance Cancellation Notice, the Lease shall be fully reinstated and Lessee's election to cancel the Lease shall be of no further force and effect. If Lessor elects to reinstate the Lease by paying the Advanced Proceeds, Lessee shall fully assign to Lessor any and all of its rights to the Insurance Proceeds and the right to seek recovery of the same from any applicable insurance carrier. Lessee shall cooperate, at no cost to it, with the Lessor in seeking recovery of the Advanced Proceeds for the benefit of Lessor. Lessor fully understands that should it elect to avail itself of the right to pay the Advanced Proceeds, the assignment of Lessee's rights as against any insurance company, is being made by the Lessee to the Lessor without warranty, representation, or recourse to the Lessee, other than the representation the insurance claim has been made by Lessee in good faith, should Lessor, for any reason whatsoever, be unsuccessful in obtaining reimbursement of the Advanced Proceeds. Lessor understands that its sole recourse after the assignment of rights is made by the Lessee to the Lessor, shall be as against the applicable insurance carrier, and the Lessor shall have no further rights as against the Lessee whatsoever, said rights to reimbursement being expressly waived by the Lessor. Lessor's election to provide the Advanced Proceeds shall not be construed as an independent determination by Lessor that the damage or destruction for which the Lessor has provided Advanced Proceeds constitutes Covered Damage. Any such determination shall be made in accordance with the provisions of the relevant insurance policy maintained under Paragraph 7.

           (iv) In the event Lessee shall recover any amounts of Insurance Proceeds after issuing an Insurance Cancellation Notice, but prior to the decision by Lessor to provide Advanced Proceeds and prior to any assignment of Lessee's rights as against any insurance company, Lessee shall provide notice of such receipt of funds to Lessor within forty-eight (48) hours of any such receipt of funds, as set forth in Paragraph 22 of this Lease.

                          Brier Oak Convalescent Lease



           (v) Beginning on the first day of the second Lease Year (i.e. February 1, 1996) and the corresponding date of every Lease year thereafter during the Term the maximum Cost of damage or destruction repair for which Lessee is responsible ($275,000) shall be increased to reflect any increases in the cost of living, as reflected by increases in the Consumer Price Index ("CPI"), calculated consistent with the methodology set forth in Paragraph 4.2 of this Lease.

           (vi) In the event Lessor shall recover monies from any insurer which constitute Insurance Proceeds, said monies shall be disbursed in accordance with the following priorities: (1) to payment of costs of litigation and attorneys' fees incurred in obtaining the Insurance Proceeds; (2) to reduce any amounts provided to Lessee as Advanced Proceeds; and (3) to reimburse Lessee for amounts expended towards repair of damage or destruction.

      (c) The Insurance Proceeds or Advanced Proceeds shall be made available to Lessee for use in payment of the cost and expense of the repair; provided, however, that such proceeds may be made available to Lessee subject to reasonable conditions including, but not limited to, architect's certification of costs and retention of a percentage of such proceeds pending final notice of completion. Lessor may require that Lessee provide, at Lessee's sole cost and expense, a lien and completion bond to insure against mechanics' or materialmen's liens arising out of the repair, and to insure completion of the repair. In the event that the insurance proceeds are insufficient to cover the cost of the repair, then any amount in excess thereof required to complete the repair shall be paid by Lessee, provided, however, anything herein to the contrary notwithstanding, in the event loss or destruction occurs to the structure on the Premises representing more than a destruction of 50% (fifty percent) of the structure within the last two years of the Term of this Lease, it shall be optional, to be exercised by notice in writing to Lessor, within thirty (30) days following such casualty for Lessee to: (i) assign to Lessor any of its rights to the proceeds of any insurance policy which insures against this type of loss responsible for the destruction of 50% (fifty percent) or more to the structure on the Premises, and thereby Lessee shall be released of any further obligations under the terms and conditions of this Lease and the same shall be deemed to have effectively been terminated and canceled; or (ii) to repair or rebuild the damage and continue the Lease.

           (d) Notwithstanding the foregoing, with respect to each incident of damage or destruction to the Premises from time to time resulting from earthquake activity, the Lessor and Lessee agree as follows (with a single "incident" being defined as an earthquake and all aftershocks occurring within ninety (90) days after the initial earthquake):

                 (i) Lessee shall be responsible for, and shall insure or self-insure for the costs of, repairing, restoring, replacing and rebuilding the Premises, or any parts thereof, damaged from earthquake activity (collectively "Earthquake Repairs") involving a cost of up to Two Hundred Seventy-Five Thousand Dollars ($275,000) ("Base Repair Amount");

                          Brier Oak Convalescent Lease


                 (ii) If Earthquake Repairs involve a cost of greater than the Base Repair Amount but not in excess of Five Hundred Fifty Thousand Dollars ($550,000) ("Ceiling Repair Amount"), Lessor may elect within thirty (30) days of the damage to continue the Lease by paying for all costs of Earthquake Repairs in excess of the Base Repair Amount ("Excess Repair Amount" being defined as damages in excess of $275,000 and up to $550,000) (which Base Repair Amount shall in all cases remain Lessee's obligation) with no extension of the Term. If Lessor does not elect to conduct such repairs at its cost in accordance with the immediately preceding sentence, either Lessor or Lessee may elect to continue the Lease and have Lessee pay for both the Base Repair Amount and Excess Repair Amount, in which case the original Term shall be extended by the number of years (or fraction thereof rounded to the nearest number of months) resulting from dividing the Excess Repair Amount by One Hundred Twenty-Five Thousand Dollars ($125,000) ("Extension Factor').

                 (iii) If Earthquake Repairs involve a cost greater than the Ceiling Repair Amount, either Lessor or Lessee, in its sole and absolute discretion, may elect to terminate the Lease upon thirty (30) days advance written notice to the other party unless Lessor and Lessee mutually agree within thirty (30) days of the damage upon the terms for repairing such damages. However, even if the Lease is terminated as a result of damage resulting in costs in excess of the Ceiling Repair Amount, Lessee shall make a one-time payment of the Base Repair Amount to Lessor, within five (5) days of either Party's termination notice in accordance with this subsection (iii).

                 (iv) Any Earthquake Repairs to be conducted in accordance with this Section 16(d) shall be commenced within a reasonable time after such damage or destruction and shall be diligently prosecuted to completion by Lessee in accordance with the repair obligations set forth in Paragraph 16(a) and the first two sentences of Paragraph 16(b) except that the source for funding of such repairs shall be dictated by the terms of this Paragraph 16(d) rather than those prior paragraphs.

                 (v)   Beginning on the first day of the second Lease year (i.e.
                                                                            ----
February 1, 1996) and the corresponding date of every Lease year thereafter during the Term the dollar amounts specified above in this Paragraph 16(d), including the amounts designated as the Base Repair Amount, Excess Repair Amount, Ceiling Repair Amount and Extension Factor, shall be increased to reflect any increases in the cost of living, as reflected by increases in the Consumer Price Index ("CPI"), calculated consistent with the methodology set forth in Paragraph 4.2 of this Lease.

           Notwithstanding the foregoing, nothing in this Paragraph 16(d) is intended to, or shall be deemed to, reflect an intent by any of the Parties that any repair, compliance or other obligations, of whatever nature, of Lessee hereunder not related to Earthquake Repairs, are in any way unreasonable in relation to the original Term of the Lease or otherwise. Instead, the Parties acknowledge and agree that the terms contained in this Paragraph 16(d) are a unique compromise related to the unique threat of earthquakes relating to the Premises, and that it is the Parties' clear and unqualified intent that all repair, compliance and other obligations of Lessee hereunder other than those set forth

                          Brier Oak Convalescent Lease


in this Paragraph 16(d) are not obligations shared by Lessor, and are not otherwise qualified, except as expressly stated herein.

 17.  Real Property Taxes.
      -------------------

      17.1 Payment of Taxes. Lessee shall pay all real property taxes applicable
           ----------------
to the Premises during the Term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time after the expiration of the Term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the then maximum rate of interest permitted by law per annum. Non-delinquent real property and personal property taxes shall be prorated between Lessor and Lessee as of the date of expiration of the Term of this Lease.

      17.2 Definition of "Real Property" Tax. As used herein, the term "real
           ---------------------------------
property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises.

      If at any time during the Term, the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against Lessor a tax, fee, or excise: (i) on rents, (ii) on the square footage of the Premises, (iii) on the act of entering into this Lease, (iv) on the occupancy of Lessee, or any other tax, fee, or excise, however, described, including, without limitation, a so-called value added tax, as a direct substitution in whole or in part for, or in addition to, any real property taxes, Lessee shall pay, before delinquency, that tax, fee, or excise.

      17.3 Joint Assessment. If the Premises are not separately assessed,
           ----------------
Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by the parties from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

      17.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all
           -----------------------
taxes assessed against and levied upon all other personal property contained in the Premises, including all FF&E. When possible, Lessee shall cause said personal property to be assessed and billed separately from the real property of Lessor.

                          Brier Oak Convalescent Lease


18.   Utilities.
      ---------

      Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon.

 19.  Defaults: Remedies.
      ------------------

      19.1 Defaults. The occurrence of any one or more of the following events
           --------
shall constitute a default and breach of this Lease by Lessee:

           (a)   The vacating or abandonment of the Premises by Lessee.

           (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) business days after written notice thereof from Lessor to Lessee.

           (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in the other subparagraphs of this Paragraph 19.1, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, no breach shall occur if Lessee commences said cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

           (d) (i) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee or the guarantors of this Lease, Mr. Robert Snukal and Mrs. Sheila Snukal ("Guarantors"), of a petition to have Lessee or either or both of the Guarantors adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee or the Guarantors, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of the assets of any or all of the Guarantors or all of the Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to the Guarantors or Lessee within thirty (30) days of such appointment; or (iv) the attachment, execution or other judicial seizure of substantially all of the assets of any or all of the Guarantors or all of the Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days of such attachment, execution or seizure; or

           (e) The loss of any Required License to operate the Licensed Facility at the Premises.

      19.2       Lessor's Remedies. If any default by Lessee shall continue
                 -----------------
uncured, following notice of default as required by the Lease, for the period applicable to the default under the Lease, Lessor shall have the following remedies in addition to all

                          Brier Oak Convalescent Lease


other rights and remedies provided by law or equity, to which Lessor may resort cumulatively or in the alternative:

           (a) Lessor may, at Lessor's election, terminate this Lease by giving Lessee notice of termination. On the giving of the notice, all Lessee's rights in the Premises and in all improvements, furniture and equipment shall terminate. Promptly after notice of termination, Lessee shall surrender and vacate the Premises and all improvements, furniture and equipment in broom clean condition, and Lessor may reenter and take possession of the Premises and all remaining improvements, furniture and equipment and eject all parties in possession or eject some and not others or eject none. Termination under this Paragraph shall not relieve Lessee for the payment of any sums then due to Lessor for any claim or damages previously accrued or then accruing against Lessee.

           (b) Lessor may, at Lessor's election, reenter the Premises, and, without terminating this Lease, and at any time and from time to time relet the Premises or improvements, furniture or equipment or any part or parts of them for the account and in the name of Lessee. Lessor may, at Lessor's election eject all persons or eject some and not others or eject none. Lessor shall apply all rents from reletting as in the provision on assignment of subrents hereinbelow set forth. Any reletting may be for the remainder of the Lease Term or for a longer or shorter period. Lessor may execute any leases made under this provision in Lessee's name and shall be entitled to all rents from the use, operation, or occupancy of the Premises or improvements, furniture or equipment or both. Lessee shall nevertheless pay to Lessor on the due date specified in this Lease the equivalent of all sums required of Lessee under this Lease, plus Lessor's expenses, less the avails of any reletting or attornment. No act by or on behalf of Lessor under this provision shall constitute a termination of this Lease unless Lessor gives Lessee notice of termination.

           (c) Lessor may, at Lessor's election use Lessee's personal property and trade fixtures or any of such property and fixtures, if any, without compensation and without liability for use or damage, or store them for the account and at the cost of Lessee. The election of one remedy for any one item shall not foreclose an election of any other remedy for another item or for the same item at a later time.

           (d) Lessor, which is hereby granted the remedy provided by Civil Code ss.1951.4, shall be entitled at Lessor's election to each installment of rent or to any combination of any installments for any period before termination, plus interest at the then maximum rate of interest permitted by law per year from the due date of each installment. Lessor shall make reasonable efforts to mitigate Lessee's liability under this provision.

           (e) In the event that Lessor terminates Lessee's right to possession because of a breach of this Lease, this Lease shall thereupon terminate and upon such termination, Lessor may recover from Lessee:

                          Brier Oak Convalescent Lease


                 (i) the worth at the time of award of the unpaid rent (including charges equivalent to rent) which had been earned at the time of termination,

                 (ii) the worth at the time of award of the amount by which the unpaid rent (including charges equivalent to rent) which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,

                 (iii) the worth at the time of the award of the amount by which the unpaid rent (including charges equivalent to rent) for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided,

                 (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises or any part thereof, reasonable attorney's fees and any real estate commission actually paid or incurred.

           The "worth at the time of award" of the amounts referred to in (i) and (ii) above shall include interest at the maximum rate an individual is permitted by law to charge. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1 %). Nothing in this paragraph shall affect the right of Lessor to indemnification for liability arising prior to the termination of the Lease for personal injuries or property damage as provided in this Lease. Nothing herein provided shall affect Lessor's rights under Chapter 4 (commencing with Section 1159) of Title 3 of Part 3 of the Code of Civil Procedure relating to actions for unlawful detainer, forcible entry and forcible detainer.

           (f) Lessee assigns to Lessor all subrents and other sums falling due from subtenant and licensees (herein called subtenants) during any period in which Lessor has the right under this Lease, whether exercised or not, to reenter the Premises for Lessee's default, and Lessee shall not have any rights to such sums during that period. Lessor may, at Lessor's election, either as attorney in fact of Lessee, or through a receiver appointed on Lessor's application, reenter the Premises and improvements with or without process of law, without terminating this Lease and either or both collect these sums or bring action for the recovery of the sums directly from such obligors. Lessor shall receive and collect all subrents and avails from reletting, applying them: first, to the payment of reasonable expenses (including attorney's fees or broker's commissions or both) paid or incurred by or on behalf of Lessor in recovering possession, placing the Premises and improvements, furniture and equipment in good condition, and repairing or altering the Premises or improvements, furniture and equipment for reletting; second, to the reasonable expense of securing new Lessees; third, to the fulfillment of Lessee's covenants to the end of the Term; and fourth, to

                          Brier Oak Convalescent Lease


Lessee. Lessee shall nevertheless pay to Lessor, on the due dates specified in this Lease, the equivalent of all sums required of Lessee under this Lease, plus Lessor's expenses, less the avails of the sums assigned and actually collected under this provision. Lessor may proceed to collect either the assigned sums or Lessee's balances or both, and any installment or installments of them, either before or after expiration of the Lease Term, but the period of limitation shall not begin to run on Lessee's payments until the due date of the final installment to which Lessor is entitled, nor shall it begin to run on payments of the assigned sums until the due date of the final installment due from the respective obligors.

      19.3 Default by Lessor. Lessor shall not be considered in default under
           -----------------
this Lease unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

      19.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee
           ------------
to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to lessor a late charge equal to ten percent (10%) of the overdue amount, plus the then maximum rate of interest permitted by law per
                ----
annum of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor.

20.   Surrender of Lease.
      ------------------

      The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall at the option of Lessor, terminate all or any existing sublease or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

                          Brier Oak Convalescent Lease


21.   Attorney's Fees.
      ---------------

      In case a suit shall be brought for an unlawful detainer of the said Premises, for the recovery of any rent due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of either party to be kept or performed, the prevailing party shall be entitled to a reasonable attorney's fees and legal costs incurred in such suit or arbitration and any appeal therein which shall be fixed by the court or arbiter, as applicable.

22.   Notices.
      -------

      All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, certified or registered, postage prepaid, and addressed to Lessee at the said Premises, whether or not Lessee has departed from, abandoned, or vacated the said Premises.

      Notices to Lessor shall be given in the same manner, its address for this purpose, until further notice being:

           Bernard Bubman
           16161 Roscoe Boulevard
           Suite 206
           North Hills, California 91343

           and

           Fredric Frankel
           1476 Rising Glen Rd.
           Los Angeles, California 90069

Any party may change its address for the purpose of this paragraph by giving written notice of such change to the other parties in the manner described herein.

23.   Waiver.
      ------

      The waiver by Lessor of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition on any subsequent breach of the same or any other term, covenant, or condition, herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessor of any term, covenant, or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

                          Brier Oak Convalescent Lease


24.   Condemnation.
      ------------

      If any part of the Premises shall be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the Term only such portion of such rent as the value of the part remaining after the condemnation bears to the value of the entire Premises at the date of condemnation, provided the condemned portion does not reduce bed capacity below 100 (one hundred) beds or condemnation of more than 50% (fifty percent) of dietary areas; in the event that the condemned area herein mentioned shall exceed reduction of bed capacity below 100 (one hundred) or reduction of the dietary areas below 50% (fifty percent), Lessee shall have the option for 30 days after the taking to terminate this Lease as of the date when the Lessee no longer has effective use of the demised Premises as herein this Lease provided for. Upon such reduction Lessor also shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If a part or all of the leased Premises be taken or condemned, all compensation awarded upon such condemnation or taking shall go to the Lessor, and the Lessee shall have no claim thereto, and the Lessee hereby irrevocably assigns and transfers to the Lessor any right to compensation or damages to which the Lessee may become entitled during the Term hereof by reason of the condemnation of all, or a part, of the leased Premises.

25.   Holding Over.
      ------------

      Any holding over after the expiration of the Term of this Lease or earlier termination hereof, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental rate equal to 110% of the rental last owing during the Term of this Lease, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

26.   Successors.
      ----------

      The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

27.   Inventory.
      ---------

      Two days prior to the expiration or earlier termination of the Term hereof, the parties hereto shall jointly take an inventory of all expendable items used in the operation of the skilled nursing facility, including but not limited to food stuff, maintenance supplies, linen, medical central supplies and FF&E. The Lessor shall have the option, but not the obligation, exercisable by written notice to Lessee prior to the expiration or earlier termination of the Term, to purchase all of such expendable items and supplies (the FF&E already being owned by Lessor), and pay to Lessee on

                          Brier Oak Convalescent Lease


the expiration or termination date of the Lease a sum equal to Lessee's cost for those items included in such inventory.

28.   Lessor's Access.
      ---------------

      Lessor and Lessor's agents shall have the right to enter the Premises during business hours, without unreasonably disturbing the operation of the facility on the Premises, for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable and posting notices of non-responsibility for alterations, additions and repairs. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last one-hundred twenty (120) days of the Term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

29.   Certification.
      -------------

      Lessee shall, without charge, at any time and from time to time hereafter, within ten (10) business days after written request by Lessor, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any other person or company specified in such request: (i) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment;
(ii) as to the validity and force and effect of this Lease, in accordance with its tenor as then constituted; (iii) as to the existence of any default thereunder; (iv) as to the existence of any offsets, counter-claims or defenses thereto on the part of Lessee; (v) as to the commencement and expiration dates of the Term of this lease; (vi) the amount of minimum monthly rent, the dates to which the rent has been paid in advance and the amount of any security deposit or prepaid rent; and (vii) as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by Lessor and any other person or company to whom the same may be exhibited or delivered and the contents of such certificate shall be binding on the party executing the same. Failure to deliver the certificate within the ten (10) day period shall be conclusive upon the Lessee for the benefit of the Lessor and any successor of Lessor that this Lease is in full force and effect and has not been modified except as may be represented by the Lessor.

30.   Subordination.
      -------------

      This Lease shall be, and is hereby declared to be, wholly junior, inferior and subordinate to the lien or charge of any mortgage or deed of trust which may be at any time hereafter created by Lessor covering the Premises or any property, or interest or estate of Lessor in property of which the Premises are a part; provided, however, that if pursuant to the provisions of any such mortgage or deed of trust the mortgagee or beneficiary thereunder should elect by the terms of any such mortgage or deed of trust to cause the same to be subordinate to this Lease either alone or in conjunction with any other leases covering the property or interest or estate in property mortgaged or

                         Brier Oak Convalescent Lease


encumbered by such mortgage or deed of trust and of which the Premises constitute a part, Lessee agrees that this Lease shall in such event be and become prior and paramount to the lien or charge of such mortgage or deed of trust and shall not in such event be terminated or extinguished in the event of any foreclosure or sale on foreclosure of said mortgage or deed of trust.

      Notwithstanding the above, no subordination of this Lease to any future mortgage or deed of trust shall be required of Lessee under this Lease unless Lessee first obtains from the lender a written agreement that provides that as long as Lessee performs its obligations under this Lease, no foreclosure of, deed given in lien of foreclosure of, or sale under the mortgage or deed of trust, and no steps or procedures taken thereunder shall affect Lessee's rights under this Lease.

      Lessee shall execute the written agreement and any other documents required by any lender to accomplish the purpose of this Paragraph 32 and if applicable shall attorn to any purchaser at any foreclosure sale or to any grantee or transferee designated in any deed given in lieu of foreclosure.

 31.  Guaranty.
      --------

      This Lease shall not be effective and shall have no force or effect unless and until Mr. Robert Snukal and Mrs. Sheila Snukal, as joint and several Guarantors, execute guarantees in the form which is attached hereto as Exhibit "D" and made a part hereof by reference and delivers same to Lessor.

 32.  Time.
      ----

      Time is of the essence of this Lease.

 33.  Captions.
      --------

      The title or headings to the paragraphs of this Lease are not a part of the Lease, and shall have no effect upon the construction or interpretation of any part thereof.

 34. Use of Tradename and License.
     ----------------------------

      Upon termination of this Lease either by expiration of the Term or in accordance with the terms hereof or by law, Lessee shall no longer use the name "Brier Oak Terrace Convalescent Center" or any similar name or any license or permits to operate the facility on the Premises.

      Lessee shall execute such documents as may be required to accomplish the foregoing restrictions and assignments.

                          Brier Oak Convalescent Lease


 35.  Authority of Lessee's Signatories.
      ---------------------------------

      In the event that Lessee is not an individual, the persons executing this Lease on behalf of Lessee represent and warrant to Lessor that: (i) if Lessee is a partnership, Lessee's partnership agreement authorizes such persons to execute this Lease on behalf of Lessee and commit the Lessee hereto; (ii) if Lessee is a corporation, such persons are executing this Lease pursuant to a resolution of the Lessee's board of directors approving such execution and authorizing such persons to execute the Lease on behalf of the Lessee and to commit the Lessee hereto. Concurrently with Lessee's execution of this Lease, Lessee shall deliver to Lessor a copy of Lessee's partnership agreement or statement of partnership or certificate of limited partnership or certified copy of a board of director's resolution and such other corporate documents as reasonably requested by Lessor, as the case may be, confirming such authorizations.

                         Brier Oak Convalescent Lease


36.   Severability.
      ------------

      The unenforceability, invalidity or illegality of any portion of this Lease shall not render any other portions unenforceable, invalid or illegal.

37.   Counterparts. This Lease may be executed in two or more counterparts, each
      ------------
of which shall be deemed an original, but all of which shall constitute one and the same instrument.


           LESS0R:                           SUNSET MOTEL AND
                                             DEVELOPMENT CO., a General
 /s/ Bernard Bubman                          Partnership
----------------------
BERNARD BUBMAN
                                             By:
                                                -----------------------
/s/ Irene Weiss                                 FREDRIC FRANKEL, as Trustee of
-------------------                             the FREDERIC R. AND
IRENE WEISS                                     GERTRUDE J. FRANKEL LIVING
                                                TRUST,
                                                dated March 22, 1983
                                                General Partner
ARNOLD & ELAINE FRIEDMAN AS
TRUSTEES FOR THE ARNOLD &
ELAINE FRIEDMAN FAMILY TRUST                 By:
OF SEPTEMBER 7th, 1993                          ------------------------
                                                GERTRUDE FRANKEL, as Trustee
                                                of the FREDERIC R. AND
                                                GERTRUDE J. FRANKEL LIVING
By: /s/ Arnold Friedman, Tr.                    TRUST,
   -------------------------                    dated March 22, 1983
   ARNOLD FRIEDMAN, Trustee                     General Partner


By: /s/ Elaine Friedman, Tr.
   -------------------------
   ELAINE FRIEDMAN, Trustee

                          Brier Oak Convalescent Lease


36.   Severability.
      ------------

      The unenforceability, invalidity or illegality of any portion of this Lease shall not render any other portions unenforceable, invalid or illegal.

37.   Counterparts. This Lease may be executed in two or more counterparts, each
      ------------
of which shall be deemed an original, but all of which shall constitute one and the same instrument.


                    LESS0R:                   SUNSET MOTEL AND
                                              DEVELOPMENT CO., a General
                                              Partnership

                                              By: /s/ Fredric Frankel
-----------------------                          -------------------------
BERNARD BUBMAN                                   FREDRIC FRANKEL, as Trustee of
                                                 the FREDERIC R. AND
-----------------------                          GERTRUDE J. FRANKEL LIVING
IRENE WEISS                                      TRUST,
                                                 dated March 22, 1983
                                                 General Partner

ARNOLD & ELAINE FRIEDMAN AS
TRUSTEES FOR THE ARNOLD &
ELAINE FRIEDMAN FAMILY TRUST                  By: /s/ Gertrude Frankel
OF SEPTEMBER 7th, 1993                           ----------------------
                                                 GERTRUDE FRANKEL, as Trustee
                                                 of the FREDERIC R. AND
                                                 GERTRUDE J. FRANKEL LIVING
By:                                              TRUST,
  ------------------------                       dated March 22, 1983
  ARNOLD FRIEDMAN, Trustee                       General Partner


By:
   -----------------------
  ELAINE FRIEDMAN, Trustee

                         Brier Oak Convalescent Lease



                          By: /s/ Julia Herman Zalkind
                             ----------------------------
                             JULIA HERMAN ZALKIND, as
                             Successor Co-Trustee of the
                             MOLLY HERMAN LIVING
                             TRUST,
                             dated July 7, 1993, as amended


                          By:  /s/ Michael Herman
                             ------------------------------
                             MICHAEL HERMAN, as Successor
                             Co-Trustee of the
                             MOLLY HERMAN LIVING
                             TRUST,
                             dated July 7, 1983

                          By:
                             -----------------------------
                             STANLEY FLEISHMAN, as trustee
                             of the Fleishman Family Trust,
                             General Partner

                          By:
                             -----------------------------
                             DORIS FLEISHMAN, as
                             trustee of the Fleishman Family
                             Trust,
                             General Partner


                                           LESSEE:

                          BRIER OAK CONVALESCENT, Inc., a
                          California corporation


                          By:
                              -----------------------------
                                           President
                              -------------
                          By:
                              -----------------------------
                                           Secretary
                              -------------

                         Brier Oak Convalescent Lease


                     By:
                          ----------------------------
                          JULIA HERMAN ZALKIND, as
                          Successor Co-Trustee of the
                          MOLLY HERMAN LIVING
                          TRUST,
                          dated July 7, 1993, as amended


                     By:
                          ----------------------------
                          MICHAEL HERMAN, as Successor
                          Co-Trustee of the
                          MOLLY HERMAN LIVING
                          TRUST,
                          dated July 7, 1983


                     By:  /s/ Stanley Fleishman
                          ------------------------------
                          STANLEY FLEISHMAN, as trustee
                          of the Fleishman Family Trust,
                          General Partner


                     By:  /s/ Doris Fleishman
                          ------------------------------
                          DORIS FLEISHMAN, as
                          trustee of the Fleishman Family
                          Trust,
                          General Partner



                                     LESSEE:

                     BRIER OAK CONVALESCENT, Inc., a
                     California corporation


                     By:
                         ------------------------------

                         ----------------- President
                     By:
                         ------------------------------

                         ----------------- Secretary

                         Brier Oak Convalescent Lease


                       By:
                          -----------------------------
                          JULIA HERMAN ZALKIND, as
                          Successor Co-Trustee of the
                          MOLLY HERMAN LIVING
                          TRUST,
                          dated July 7, 1993, as amended


                       By:
                          -----------------------------
                          MICHAEL HERMAN, as Successor
                          Co-Trustee of the
                          MOLLY HERMAN LIVING
                          TRUST,
                          dated July 7, 1983


                       By:
                          -------------------------------
                          STANLEY FLEISHMAN, as trustee
                          of the Fleishman Family Trust,
                          General Partner


                       By:
                          -------------------------------
                          DORIS FLEISHMAN, as trustee
                          of the Fleishman Family Trust,
                          General Partner


                                        LESSEE:

                       BRIER OAK CONVALESCENT, Inc., a
                       California corporation


                       By: [ILLEGIBLE SIGNATURE]
                          --------------------------------
                                               President
                          --------------------
                       By: [ILLEGIBLE SIGNATURE]
                          --------------------------------
                                               Secretary
                          ---------------------

                             SECURED PROMISSORY NOTE
                             -----------------------

 $159,000.00                                            Los Angeles, California

                                                               February 1, 1995
                                                               ----------



                   FOR VALUE RECEIVED, the undersigned, BRIER OAK CONVALESCENT, INC., a California corporation ("Maker"), promises to pay to BERNARD BUBMAN,
                                 -----
ARNOLD FRIEDMAN, IRENE WEISS AND SUNSET MOTEL AND DEVELOPMENT CO., a general partnership (collectively, "Holders"), or order, at Bubman, Friedman, Weiss and
                            -------
Sunset c/o East West Bank, 2496 Glendale Blvd. L.A. CA 90039 or at such other
       -----------------------------------------------------
place as may be designated in writing by the Holders of this Secured Promissory Note (this "Note"), the principal sum of ONE HUNDRED FIFTY NINE THOUSAND DOLLARS ($159,000.00), together with interest from the date hereof on the unpaid principal balance at a rate equal to the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate of interest from time to time permitted by law. Interest chargeable hereunder shall be calculated on the basis of a three hundred sixty five (365) day year for actual days elapsed.

                   This Note has been issued pursuant to that certain Lease Agreement, of even date herewith (the "Agreement"), between Maker and Holders,
                                       ---------
and all of the terms, covenants and conditions of the Agreement, as the Agreement may from time to time be amended (including all exhibits and schedules thereto), and all other instruments evidencing and/or securing the indebtedness hereunder are hereby made part of this Note and are deemed incorporated herein in full. The occurrence or existence of a default under the Agreement, including the failure to pay any installment of principal and/or interest in full on the due date thereof under this Note, or a default as defined in any other instruments securing and/or evidencing this indebtedness, shall constitute an "Event of Default" under this Note and shall entitle Holders, at their option,
 ----------------
to accelerate the then outstanding indebtedness hereunder and take such other action as may be provided for in the Agreement.

                   Principal shall be due and payable on the dates and in the manner as follows:

                           a. A payment of Seventy Nine Thousand Five Hundred Dollars ($79,500.00) due and payable on April 1, 1996; and

                           b. A payment of Seventy Nine Thousand Five Hundred Dollars ($79,500.00) due and payable on April 1, 1997.

                   Interest shall be due and payable on the dates and in the manner as follows:

                           a. If the indebtedness on this Note is not accelerated and if Maker shall pay both scheduled principal payments on a timely basis, Holders agree to waive payment by Maker of all interest accruing under this Note.

                            b. If Maker shall pay the first installment of principal on a timely basis, but fails to pay the second installment of principal on a timely basis (or if the indebtedness on this Note is accelerated), Holders agree to waive payment by Maker of interest accruing for the period from the date of this Note through March 31, 1996, and interest accrued on the unpaid principal amount of this Note for the period from April 1, 1996 to April 1, 1997 (or such earlier date on which the indebtedness on this Note may be accelerated) shall be due and payable on such date.

                            c.      If Maker shall fail to pay the first
                                    installment of principal on a timely basis, interest accrued on the unpaid principal amounts of this Note on April 1, 1996 and April 1, 1997 shall be due and payable on such dates, unless the indebtedness on this
                                    Note is accelerated, in which case interest accrued as of the date of acceleration shall be due and payable on such date.

                   A late charge of five percent (5%) of any installment of principal or interest, or such maximum lesser amount permitted by law, will be charged any such installment unpaid on its due date and shall be immediately due and payable by Maker to Holders.

                   Maker may prepay the principal balance due under this Note at any time.

                   All payments hereunder are to be applied first to the payment of Holders' costs, fees, and expenses under the Agreement or in connection with the enforcement of its rights under this Note, second to the payment of accrued interest, and thereafter to the payment of principal. All principal and interest due hereunder is payable in lawful money of the United States of America.

                   Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection, and consents and agrees that Holders may release or surrender, exchange or substitute any collateral security now held or which may hereafter be held as security for the payment of this Note, without affecting the enforceability of this Note or the indebtedness evidenced hereby.

                   IT IS EXPRESSLY AGREED THAT IF MAKER FAILS TO PAY ANY PAYMENT OF PRINCIPAL OR INTEREST AS ABOVE PROVIDED, OR UPON THE OCCURRENCE OF ANY OTHER DEFAULT UNDER THE TERMS OR CONDITIONS OF THE AGREEMENT OR UNDER ANY OTHER INSTRUMENTS SECURING AND/OR EVIDENCING MAKER'S OBLIGATIONS UNDER THE AGREEMENT, OR UPON THE TERMINATION OF THE AGREEMENT, THEN THE UNPAID PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH ALL INTEREST ACCRUED THEREON, SHALL THEREUPON BE IMMEDIATELY DUE AND PAYABLE AT THE OPTION OF THE HOLDERS HEREOF, WITHOUT PRESENTMENT, DEMAND, PROTEST OR NOTICE

OF PROTEST OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED. IT IS FURTHER UNDERSTOOD AND AGREED THAT THIS NOTE IS SECURED BY, AMONG OTHER THINGS, THE SECURITY INTERESTS GRANTED BY MAKER IN THE AGREEMENT, AND ALL OF THE COVENANTS, CONDITIONS, WARRANTIES, REPRESENTATIONS, AND AGREEMENTS CONTAINED IN THE AGREEMENT, OR IN ANY OTHER AGREEMENT BETWEEN MAKER AND HOLDERS WHICH IS EXECUTED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE AGREEMENT, ARE HEREBY INCORPORATED HEREIN AND MADE A PART HEREOF.

                  MAKER AND HOLDERS EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR ANY DOCUMENTS CONTEMPLATED HEREIN.

                  In the event it should become necessary to employ counsel to collect this Note, Maker agrees to pay the reasonable attorneys' fees and costs of the holder hereof, whether or not suit is brought. This Note and all transactions hereunder and/or evidenced hereby shall be governed by, construed under and enforced in accordance with the internal laws of the State of California (without reference to principles of conflicts of law). This Note may not be changed, modified, amended or terminated orally and the provisions hereof may not be waived by Holders unless in writing.

                                                  BRIER OAK CONVALESCENT, INC.,
                                                  a California corporation



                                                  By: [ILLEGIBLE SIGNATURE]
                                                      ------------------------

                                                      Title: President
                                                            ------------------

            GUARANTY OF LEASE AGREEMENT AND SECURED PROMISSORY NOTE
            -------------------------------------------------------

                  This Guaranty of Lease Agreement and Secured Promissory Note (the "Guaranty") is entered into as of Feb. 1 , 1995, by Robert Snukal and
      --------                         ------

Sheila Snukal, husband and wife (collectively, the "Guarantors"), for the
                                                    ----------
benefit of Bernard Bubman, Arnold Friedman, Irene Weiss and Sunset Motel and Development Co., a partnership (the "Lessors").
                                     -------

                                   RECITALS

         A. Concurrently herewith, the Lessors and Brier Oak Convalescent, Inc., a California corporation ("Brier Oak"), as lessee, have entered into that
                           ---------
certain Lease Agreement dated as of Feb. 1, 1995 (the "Lease as Agreement")
                                                       ------------------
whereby Brier Oak leases certain real property from the Lessors. Certain of Brier Oak's obligations under the Lease Agreement are evidenced by a Secured Promissory Note dated as of Feb. 1, 1995 (the "Note") payable to the order of
                            ------
the Lessors. The Lease Agreement and the Note are collectively referred to as the "Documents".
     ---------

         B. Under the Lease Agreement, Brier Oak grants a security interest in certain of its property to secure its obligations to Lessors.

         C. Guarantors acknowledge that they have a financial interest in Brier Oak and will obtain material financial benefits from Brier Oak's lease of property under the Lease Agreement.

         D. Guarantors acknowledge that Lessors would not have entered into the Lease Agreement in the absence of this Guaranty.

                                   GUARANTY

            1. In consideration of the execution of the Documents by the
Lessors and as a material inducement to the Lessors to execute the Documents, Guarantors, jointly and severally, unconditionally and irrevocably guarantee, to the Lessors, their successors and assigns, without deduction by reason of setoff, defense or counterclaim, the full and timely payment by Brier Oak of all rentals and all other sums payable by Brier Oak under the Documents and the full and timely performance by Brier Oak of each and every one of the terms, conditions and covenants of the Documents to be kept and performed by Brier Oak (collectively, "Brier Oak's Obligations"). This Guaranty shall be binding
                -----------------------
(jointly and severally) and enforceable against Guarantors, and their heirs, personal representatives, successors and assigns.

            2. Guarantors represent and warrant to the Lessors that they are each residents of California and that neither is a debtor in proceedings under the Bankruptcy Code.

            3. If Brier Oak shall at any time default in the payment, performance or observance of any of the terms, conditions or covenants in the Documents contained on Brier

Oak's part to be kept, performed or observed, Guarantors will pay, keep, perform and observe same, as the case may be.

            4. Any act of the Lessors consisting of a waiver of any of the terms or conditions of the Documents, or the giving of any consent to any matter or thing relating to the Documents, or the granting of any extensions of time to Brier Oak, may be done without notice to Guarantors and without releasing Guarantors from any of their obligations hereunder or otherwise affecting same.

            5. The terms of the Documents may be altered, modified, changed, extended or renewed by agreement between the Lessors and Brier Oak, or by a course of conduct, and the Documents may be assigned by the Lessors or any assignee of the Lessors, c by Brier Oak or any successor thereto, without consent or notice to Guarantors and this Guaranty shall thereupon and thereafter guarantee the performance of Brier Oak or any such successor thereto under the Documents as so changed, altered, modified, assigned, extended or renewed.

            6. Without authorization from or notice to Guarantors, the Lessors and Brier Oak may alter, compromise or change the time or manner of payment or performance of any or all of Brier Oak's Obligations, may release or add any one or more guarantors, sureties or endorsers in respect of any of Brier Oak's Obligations, and may take and hold collateral to secure payment, performance, discharge and satisfaction of any or all of Brier Oak's Obligations, may foreclose upon or otherwise realize all or any part of any such collateral in any order, and may release all of or any part of any such collateral, all without impairing, affecting or otherwise exonerating any of the covenants, agreements, duties or obligations of Guarantors hereunder. No exercise or non-exercise by the Lessors of any right or remedy hereby given to the Lessors, no dealing by the Lessors with Guarantors or with any other guarantor, endorser or surety in respect of any of Brier Oak's Obligations, or with all or part of any collateral securing any of Brier Oak's Obligations, and no change, impairment or suspension of any right or remedy of the Lessors shall in any way impair or affect any of Guarantors' covenants, agreements, duties or obligations hereunder or give Guarantors any recourse against the Lessors.

            7. This Guaranty guarantees the payment by Guarantors of any and all amounts due or owing at any time from Brier Oak with respect to any and all of Brier Oak's Obligations notwithstanding any payments made or any settlement of account or any other thing whatsoever; and no payments made by or on behalf of Guarantors shall discharge, diminish or otherwise affect the continuing liability of Guarantors hereunder or otherwise, unless and until each of Brier Oak's Obligations has been fully, effectively and irrevocably paid, performed, satisfied and discharged. Guarantors hereby waive all right of subrogation and all benefit of or right to participate in any security now or hereafter held by the Lessors for the payment, performance, satisfaction or discharge of any of Brier Oak's Obligations or otherwise. Notwithstanding anything to the contrary in this Guaranty, or in any other agreement or instrument to which Guarantors are a party, Guarantors hereby: (a) expressly and irrevocably waive, to the fullest extent possible, on behalf of themselves and their successors and assigns (including any surety), any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any person, and which Guarantors may have or hereafter acquire against Brier Oak as a result of Guarantors' execution, delivery or performance of this Guaranty, or any other documents to which Guarantors are a party or otherwise; (b) expressly and irrevocably waive any "claim" (as such term is defined in the United States Bankruptcy Code) of any kind against Brier Oak, and further agree that they shall not have or assert any rights with respect to any such claim against any person (including any surety), either directly or as an attempted setoff to any action commenced against Guarantors by the Lessors; and (c) acknowledge and agree (i) that this waiver is intended to benefit the Lessors and shall not limit or otherwise affect Guarantors' liability hereunder or the enforceability of this Guaranty, and (ii) that the Lessors and their successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this sentence and their rights under this sentence shall survive payment and performance in full of Brier Oak's Obligations. If a claim is made upon any person at any time for disgorgement, repayment or recovery of any amount or amounts or other consideration or value received from any source whatsoever in payment, performance, satisfaction or discharge of, or otherwise on account of, any of Brier Oak's Obligations, and if such person repays any such amounts, value or consideration or otherwise becomes liable for all or any part of such claim by reason of (a) any judgment, decree or order of any court or administrative body having competent jurisdiction, (b) any settlement or compromise of any such claim (provided, if such claim does not arise in the context of insolvency or bankruptcy, that any such settlement or compromise is made with the consent of Guarantors), or (c) the bankruptcy, insolvency or reorganization of Brier Oak of any endorser, guarantor, surety or other obligor in respect of any of Brier Oak's Obligations, Guarantors shall be and remain liable hereunder for the amount, value or consideration so repaid, or for which such person otherwise is liable, to the same extent as if such amount, value or consideration never had been received by such person, all notwithstanding any termination hereof or the cancellation of any agreement, instrument or document evidencing any of Brier Oak's Obligations. By virtue of this Guaranty, Guarantors hereby expressly assume any and all risks of a bankruptcy, insolvency or reorganization with respect to Brier Oak. Notwithstanding any other provision of this Guaranty or anything to the contrary contained in the Documents, Guarantors' obligations under this Guaranty shall be continuing obligations and shall survive until Brier Oak's Obligations are fully, effectively and irrevocably paid, performed, satisfied and discharged.

            8. Guarantors agree that they may be joined in any action against Brier Oak in connection with Brier Oak's Obligations under the Documents and recovery may be had against Guarantors in any such action. The Lessors may enforce the obligations of Guarantors hereunder without previous notice to or demand upon either Brier Oak or Guarantors and without first taking any action whatsoever against Brier Oak or its successors and assigns, or pursuing any other remedy or applying any security it may hold.

            9. Guarantors hereby expressly waive, relinquish and release any right, defense, protection, claim of exoneration or other claim, and any right to assert any right, defense, protection, claim of exoneration or other claim, in any action brought on this Guaranty or otherwise:

               (a) based upon California Civil Code 2809 or otherwise, that any obligation of Guarantors under this Guaranty is larger in amount or in other respects more burdensome than that of Brier Oak, or that any such obligation of Guarantors is reducible in proportion to any of Brier Oak's Obligations;

               (b) based upon California Civil Code Section 2810 or otherwise, that for any reason there is no liability upon the part of Brier Oak under any of the Documents at the time of the execution of any of the Documents, or that the liability of Brier Oak under any of the Documents thereafter ceases for any reason other than the full, effective and irrevocable payment, performance, satisfaction and discharge of such liability or that the Lessors has recovered any res that formed all or part of the consideration for any of the Documents except only to the extent that any of Brier Oak's Obligations;

               (c) based upon California Civil Code Section 2819 or otherwise, that any original Brier Oak Obligation has been altered in any respect without Guarantors' consent (whether or not by any act of the Lessors), or that the remedies or rights of the Lessors against Brier Oak in respect thereto, have been in any way impaired or suspended;

               (d) based upon California Civil Code Section 2839 or otherwise, that performance of any or all of Brier Oak's Obligations, or any offer of such performance, exonerates Guarantors except only to the extent that any of Brier Oak's Obligations are fully, effectively and irrevocably paid, performed, satisfied or discharged;

               (e) based upon California Civil Code Section 2845 or otherwise, that Guarantors may require the Lessors to proceed against Brier Oak or to pursue any other remedy in the Lessors' power that Guarantors cannot pursue or that would lighten Guarantors' burden, or that the Lessors has neglected so to proceed against Brier Oak, or to purse any such other remedy;

               (f) based upon California Civil Code Section 2846 or otherwise, that Guarantors may compel Brier Oak to perform any of Brier Oak's Obligations when due, whether as a condition precedent to any liability of Guarantors or otherwise;

               (g) based upon California Civil Code Section 2847 or otherwise, that if Guarantors satisfy any of Brier Oak's Obligations (or any part thereof), whether with or without legal proceedings, Brier Oak is bound to reimburse what Guarantors have disbursed, whether or not including any necessary costs and expenses;

               (h) based upon California Civil Code Section 2848 or otherwise, that Guarantors, upon satisfying or discharging all or any part of any of Brier Oak's Obligations, are entitled to enforce any remedy that the Lessors then have against Brier Oak, whether to the extent of reimbursing what Guarantors have expended or otherwise, or to require any or all of any co-sureties of Guarantors to contribute thereto;

               (i) based upon California Civil Code Section 2849 or otherwise, that Guarantors are entitled to the benefit of any security held for the performance of Brier Oak's Obligations, whether any such security is held by the Lessors, or by any co-surety of Guarantors, or otherwise, and whether any such security was held at the time of Guarantors' entering into this Guaranty or acquired afterwards, and whether Guarantors were aware of any such security or not;

               (j) based upon California Civil Code Section 2850 or otherwise, that as to any property of Guarantors that has been hypothecated with property of Brier Oak, Guarantors are entitled to have the property of Brier Oak first applied to the discharge of any or all of Brier Oak's Obligations;

               (k) based upon California Civil Code Section 2855 or otherwise, that an arbitration award rendered against Brier Oak alone shall not be, be deemed to be, or utilized as, an award against the Guarantors;

               (l) based upon California Civil Code Section 2899 or otherwise, that the Lessors must resort to property upon which the Lessors have a lien in any particular order, or must otherwise marshal any such liens;

               (m) based upon California Civil Code Section 3433 or otherwise, that Guarantors may require the Lessors to seek satisfaction from funds to which Guarantors have no claim or must otherwise marshal assets;

               (n) otherwise based upon any of the sections of the California Civil Code referred to in this paragraph 9; or

               (o) based upon any other action or circumstance that might otherwise constitute a legal or equitable discharge, defense or exoneration of a guarantor or surety.

Without limiting the generality of the foregoing, Guarantors hereby expressly waive (a) notice of the acceptance of this Guaranty by any person, (b) notice of Brier Oak's Obligations now existing or that may hereafter exist, (c) notice of demand for payment or performance, or notice of default or nonpayment or nonperformance, under the Documents (or any of them) or otherwise in respect of any of Brier Oak's Obligations, and (d) all other notices to which

Guarantors might otherwise be entitled in connection with this Guaranty, the Documents (or any of them) or otherwise in respect of Brier Oak's Obligations.

         10. Guarantors hereby expressly waive (a) any right to require the Lessors, as a condition precedent to the enforcement of the Guaranty or otherwise, to exhaust any security for the payment, performance, satisfaction or discharge of Brier Oak's Obligations under the Documents (or any of them) in any manner, or to pursue any other rights or remedies that the Lessors currently or hereafter may have against Guarantors, or any other guarantors, payors, endorsers or sureties of the Documents (or any of them) or Brier Oak's Obligations, whether such rights exist in law, in equity, by contract, by statute or otherwise, it being agreed by Guarantors that this Guaranty is and constitutes an absolute, unconditional and irrevocable guarantee by Guarantors of payment and the performance and not of collection, that failure of the Lessors to exercise any rights or remedies they have or may have against Guarantors shall in no way abrogate, impair, nullify, terminate or otherwise affect the obligations of Guarantors under this Guaranty, and that the liability of Guarantors hereunder is and shall be direct, absolute, unconditional and irrevocable, or (b) any defense arising by reason of the termination or other cessation of any of Brier Oak's Obligations for any cause whatsoever other than full, effective and irrevocable payment, performance, satisfaction or discharge of any liability or obligation comprising any of Brier Oak's Obligations.

         11. Guarantors' liability hereunder shall continue notwithstanding, and shall be unaltered, unaffected and unimpaired by (a) the bankruptcy, insolvency, reorganization, merger, liquidation, dissolution, winding-up or cessation of existence of Brier Oak, (b) any fraudulent, illegal or improper act by Brier Oak, or (c) any payment made on Brier Oak's Obligations that the recipient repays or is liable to repay to Brier Oak pursuant to any court order or as otherwise required by law. Guarantors hereby waive and relinquish any entitlement to claim or assert that a finding or liquidation of damages by a bankruptcy court administering a bankruptcy proceeding of Brier Oak constitutes collateral estoppel or res judicata as to the Lessors' claims against Guarantors and Guarantors covenants not to assert any such claim of collateral estoppel or res judicata in any action or legal proceeding brought by the Lessors.

         12. Guarantors hereby covenant and agree that the failure by the Lessors to file or enforce a claim against Guarantors (either in administration, bankruptcy or other proceedings of Guarantors or any other person or otherwise) shall not affect Guarantors' liability hereunder nor shall Guarantors be released from liability hereunder if recovery from Brier Oak, any other guarantor, payor, endorser or surety in respect of any of Brier Oak's Obligations becomes barred by any statute of limitations (other than by application of any statute of limitations to any breach by Guarantors of its obligations under this Guaranty).

         13. Guarantors hereby waive and agree not to exercise or take advantage of the defense of any applicable statue of limitations (as any such statute of limitations may apply to any of the Documents and/or to any Brier Oak's Obligations, but not as any such statute of limitations may apply directly to any actions or claims under this Guaranty) in any action hereunder or for the collection or payment or performance of any of Brier Oak's Obligations. In the event that the maturity of any of Brier Oak's Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be accelerated for purposes of this Guaranty (and the guarantee of Guarantors hereunder), and without demand or notice to Guarantors.

         14. The obligations of Guarantors hereunder are independent of Brier Oak's Obligations under the Documents (and each of them) and of any security for or other guarantee of Brier Oak's Obligations. The Lessors may maintain an action against Guarantors upon this Guaranty, whether or not Brier Oak is joined therein or a separate action is brought against Brier Oak. The rights of the Lessors hereunder are cumulative and shall not be exhausted by the exercise of any of its rights hereunder or otherwise against Guarantors or by any number of successive actions unless and until all of Brier Oak's Obligations have been fully, effectively and irrevocably paid, performed, satisfied and/or discharged, and each of Guarantors' obligations hereunder has been fully, effectively and irrevocably paid, performed, satisfied and discharged.

         15. If Brier Oak's Obligations guaranteed hereby are also directly or indirectly guaranteed by any other person, by guarantee of the Documents (or any of them) or otherwise, the obligations of such other person and Guarantors' obligations hereunder shall be deemed to be joint and several, and neither the existence of any such other guarantee nor the release of any such other guarantor, any settlement with such other guarantor, or the revocation or impairment of such other guarantee, shall directly or indirectly in any manner operate to prejudice any of the rights, privileges, preferences and remedies of the Lessors against Guarantors hereunder. The Lessors may proceed directly against Guarantors hereunder without proceeding against any such other guarantor irrespective of, and without regard to, any actions, suits or proceedings that are or may be initiated, undertaken or maintained by the Lessors against any such other guarantor.

         16. Without limiting the generality of any of the provisions hereof, and notwithstanding anything to the contrary contained in this Guaranty, or the Documents, Guarantors hereby recognize, acknowledge and agree that the covenants, agreements, duties, and obligations of Guarantors under this Guaranty are absolute, unconditional and irrevocable, and shall not, directly or indirectly, in any manner whatsoever be exonerated, discharged, abrogated, impaired, nullified, suspended, terminated, released or otherwise affected by any event, condition, circumstance, transaction (regardless of form) or act (including, without limitation, any alteration, modification, compromise, waiver, surrender or release of any covenant, agreement, duty or obligation under the Documents or otherwise comprising part of or included in any of Brier Oak's Obligations or of any person guaranteeing, giving security for or who is otherwise directly or indirectly liable for the payment, performance, discharge or satisfaction of all or any of Brier Oak's Obligations, any bankruptcy or insolvency of, or any disability affecting Brier Oak, any liquidation, dissolution, winding-up, termination or other cessation of existence of Brier Oak or any failure to deliver any notice to Guarantors), which might otherwise constitute a legal, equitable or other exoneration, release or discharge of a guarantor or surety (or similarly situated person) under applicable law.

         17. Guarantors hereby covenant and agree to, and shall, indemnify, defend and hold harmless the Lessors from and against any and all losses, liabilities, damages, claims, demands, obligations, actions, settlements, costs and expenses (including, without limitation, court costs and attorneys' fees) that the Lessors may suffer, sustain, incur, pay, expend or lay out by virtue, as a result of or in respect of, in connection with or based upon or arising out of, directly or indirectly, each and every breach by Guarantors of any of Brier Oak's Obligations and any or all of the covenants, agreements, representations, warranties, duties or obligations of Guarantors under the Documents or under this Guaranty.

         18. In the event that any action, suit, or other proceeding is brought by the Lessors to enforce the obligations of Guarantors under this Guaranty, the prevailing party shall be entitled to recover all of such party's costs and expenses (including, without limitation, court costs and reasonable attorneys' fees) incurred in each and ever such action, suit or other proceeding, including any and all appeals or petitions therefrom.

         19. Guarantors may not assign any of its rights, or delegate any of its duties or obligations, hereunder without the prior written consent of the Lessors, and any such assignment or delegation without such prior written consent of the Lessors shall be void ab initio and of no legal force or effect whatsoever.

         20. This Guaranty shall terminate, if at all, only upon the full, effective and irrevocable payment, performance, discharge and satisfaction of each and all of Brier Oak's Obligations and the full, effective and irrevocable performance by Guarantors of each and all of its covenants, agreements, duties and obligations under this Guaranty.

         21. THIS GUARANTY HAS BEEN MADE AND ENTERED INTO IN THE STATE OF CALIFORNIA, AND THE INTERNAL SUBSTANTIVE LAWS (AS DISTINGUISHED FROM THE CHOICE OF LAW RULES) OF SAID STATE SHALL GOVERN THE VALIDITY AND INTERPRETATION HEREOF, AND THE PERFORMANCE BY GUARANTORS OF ITS DUTIES AND OBLIGATIONS HEREUNDER. WHENEVER POSSIBLE, EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW. IF ANY PROVISION OF THIS GUARANTY SHALL BE INVALID OR UNENFORCEABLE UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH INVALIDITY OR UNENFORCEABILITY WITHOUT INVALIDATING OR RENDERING UNENFORCEABLE THE REMAINDER OF SUCH PROVISIONS OR OF THE REMAINING PROVISIONS OF THIS GUARANTY.

         22. The term "Lessors" as used herein shall refer to the Lessors and also to any assignee of any of the Lessors or any successor in interest to any of the Lessors, whether by assignment or otherwise.

         23. The term "Brier Oak" as used herein refers to Brier Oak and also to any assignee of Brier Oak or any successor in interest to Brier Oak, whether by assignment or otherwise.

         24. This instrument constitutes the entire agreement between Guarantors and the Lessors with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto, and may not be changed, modified, discharged or terminated in any manner other than by an agreement in writing signed by Guarantors and the Lessors.

         IN WITNESS WHEREOF, Guarantors have executed this Guaranty.

         RECEIPT OF A TRUE COPY OF THIS GUARANTY IS HEREBY ACKNOWLEDGE BY THE UNDERSIGNED.


GUARANTORS:                            /s/ Robert Snukal
----------                    -------------------------------------------
                                                   Robert Snukal


                              Address:        11900 W. Olympic Blvd # 680
                                              ---------------------------
                                              Los Angeles ,CA 90064
                                              ---------------------------

                                   /s/ Sheila Snukal
                              -------------------------------------------
                                                   Sheila Snukal


                              Address:        11900 W. Olympic Blvd # 680
                                              ---------------------------
                                              Los Angeles, CA 90064
                                              ---------------------------


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